UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2020

Iconic Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-227420	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Seabro Avenue

Amityville, New York 11701

(Address of Principal Executive Offices)

(866) 219-8112

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 3, 2020, Iconic Brands, Inc. (the “Company”) received written notification from its independent registered public accountants, BMKR, LLP (“BMKR”), that they had resigned as the Company’s auditors. On December 14, 2020, the board of directors of the Company (the “Board”) elected to retain Fei Qi, CPA (“Fei Qi”) as its independent registered public accounting firm to replace BMKR.

The reports of BMKR on the financial statements of the Company for the fiscal years ended December 31, 2019 and 2018, respectively, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with BMKR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has BMKR ever presented a written report, or otherwise communicated in writing to the Company or the Board the existence of any “disagreement” or “reportable event” within the meaning of Item 304 of Regulation S-K.

The Company has authorized BMKR to respond fully to the inquiries of Fei Qi, and BMKR has provided the Company with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K, which is attached to this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter regarding Change in Certifying Accountants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Dated: December 16, 2020	By:	/s/ Richard DeCicco
	Name:	Richard DeCicco
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter regarding Change in Certifying Accountants.

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